                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

                          ASSET PURCHASE AGREEMENT


       This Asset Purchase Agreement (the "Agreement") is made as of March 4, 1996 (the "Execution Date"), by and between West Alabama Cellular Telephone Company, Inc., an Alabama corporation ("Seller"), acting herein through Tina Chang, its President, duly authorized by resolution of the Board of Directors of said corporation, a certified copy of which is attached hereto, and Mississippi One Cellular Telephone Company, a Louisiana corporation ("Buyer") acting herein through Thomas G. Henning, its President, duly authorized by resolution of the Board of Directors of said corporation, a certified copy of which is attached hereto.

                                    RECITALS

       WHEREAS, Seller is the owner of the non-wireline cellular mobile radio system (the "System") serving the Alabama #3 Rural Service Area #309A--Lamar (the "RSA") and holds licenses bearing the call sign KNKN-716 granted by the Federal Communications Commission to provide cellular service within the RSA and to operate microwave equipment in connection with the operation of the System; and

       WHEREAS, consistent with the terms and subject to the conditions set forth herein, Seller desires to sell, assign, transfer and deliver to Buyer, and Buyer desires to purchase and accept from Seller, all of Seller's right, title and interest in and to such licenses and to certain tangible and intangible assets, including real property, equipment, leasehold interests, fixtures and improvements, relating to the operation of the System.

       NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

       1.1 Defined Terms. When used in this Agreement, the following terms shall have the meanings set forth below:

              "Accounts Receivable" shall mean the rights of Seller to payment for services billed by the Seller and unpaid prior to the Closing Date as reflected on the billing records of Seller relating to the System, excluding delinquent accounts that have been reduced to zero on such billing records and have been submitted to a credit agency for collection.
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              "Code" shall mean the Internal Revenue Code of 1986, as amended.

              "Contract" means any written or oral contract, lease or other agreement.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder and published interpretations with respect thereto.

              "FCC" shall mean the Federal Communications Commission.

              "Governmental Authority" shall mean the United States of America, any state, commonwealth, territory or possession thereof and any political subdivision or quasi-governmental authority of any of the same, including, without limitation, court, tribunals, departments, commissions, boards, bureaus, agencies, counties, municipalities, provinces, parishes and other instrumentalities.

              "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

              "Law" shall mean any applicable existing statute, ordinance, rule, regulation or common law obligation.

              "Licenses" shall mean all licenses, certificates, consents, authorizations and approvals from the FCC and any other Governmental Authority held by Seller in connection with the operation of the System.

              "Lien" shall mean any security agreement, financing statement filed with any Governmental Authority, conditional sale or other title retention agreement, any lease, consignment or bailment given for purposes of security, any lien, mortgage, indenture, pledge, option, encumbrance, adverse interest, constructive trust or other trust, claim, attachment, exception to or defect in title or other ownership interest (including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights-of-way, restrictive covenants, leases, and licenses) of any kind, which otherwise constitutes an interest in or claim against property, whether arising pursuant to any Law, Contract or otherwise.

              "Litigation" means any actual or threatened claim, action, suit, hearing, proceeding, arbitration, investigation or other activity or procedure that could result in a judgment, and any notice of the foregoing.

              "Losses" shall mean any claims, losses, liabilities, damages, Liens, penalties, costs or out-of-pocket expenses of investigation, reasonable fees and disbursements of counsel and





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other experts, and the cost to any Person making a claim or seeking indemnification under this Agreement with respect to funds expended by such Person by reason of the occurrence of any event with respect to which indemnification is sought, but excluding consequential damages arising from loss or interruption of business, lost profits opportunities or goodwill, loss of use of facilities, claims of customers or any cost or expense related thereto.

              "Operating Assets" shall mean, with respect to the System, all fixed assets and personal property of every type or description related to the System, including, without limitation, any transmitters/receivers, towers and antennas, switching and cell site equipment and all other installed items, vehicles and similar equipment, and all spare parts, accessories, supplies and other expendables related thereto.

              "Other Assets" shall mean, with respect to the System all accounting data, books and records, customer lists, supplier lists, customer account information and other tangible and intangible property related to such System.

              "Permitted Liens" means (i) liens for Taxes, assessments and governmental charges not yet due and payable; (ii) zoning laws and ordinances similar to Laws; (iii) rights reserved to any Governmental Authority to regulate the affected property; (iv) as to leased assets, interests of the lessors thereof and Liens affecting the interests of the lessors thereof; and
(v) as to any parcel of real property, any Liens that do not in any material respect, individually or in the aggregate, affect or impair the value, marketability or use thereof as it is currently being used.

              "Person" shall mean any person or entity, whether an individual, trustee, corporation, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture or Governmental Authority.

              "Tax" or "Taxes" shall mean all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding, transfer, payroll, value-added or minimum tax, or any other tax, custom, duty or governmental fee or assessment of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

              "Tax Return" shall mean any return, report or similar statement (including any attached schedules) required to be filed with respect to any tax, including, without limitation, any consolidated federal income tax return, declaration of estimated tax, claim for refund and information return.





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       1.2    List of Additional Definitions. The following is a list of some additional terms used in this Agreement and a reference to the Section hereof in which such term is defined:

       Term                                       Section
       ----                                       -------
       Assets                                     2.1
       Assumed Liabilities                        2.3
       CERCLA                                     3.14
       Closing                                    7.1
       Closing Date                               7.1
       Current Items Amount                       2.6
       Disclosing Party                           10.2
       Eligible Accounts Receivable               2.6
       Environmental Obligations                  3.14
       Excluded Assets                            2.2
       Execution Date                             Preamble
       Expenses                                   2.5
       Final Adjustment Certificate               2.7
       Financial Statements                       3.5
       Indemnitor                                 8.3
       Indemnitee                                 8.3
       Initial Adjustment Certificate             2.7
       Purchase Price                             2.4
       Recipient Party                            10.2
       Real Property                              3.9
       RSA                                        Recitals
       System                                     Recitals

                                   ARTICLE II

                           PURCHASE AND SALE OF ASSETS

       2.1 Purchase of Licenses and Assets. Subject to the terms and conditions of this Agreement and in exchange for the consideration set forth in
Section 2.5 below, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase and accept from Seller, all of Seller's right, title and interest in and to the Licenses and other assets and properties, real and personal, tangible and intangible, used by or useful to Seller's operation of the System as of the Closing Date, including, without limitation, the real property leasehold interests listed on Schedule 3.9, the Licenses listed on Schedule 3.10, the Contracts listed on Schedule 3.11, and all Accounts Receivable, inventory, Operating Assets and Other Assets (collectively, the "Assets").

       2.2 Excluded Assets. Notwithstanding the provisions of Section 2.1, the Assets shall not include the following, which shall be retained by Seller (the "Excluded Assets"):

              (a)    Cash and cash equivalents;





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
              (b)    Insurance policies and rights and claims thereunder;

              (c) Bonds, letters of credit, surety instruments and other similar items;

              (d) All customer deposits and advanced payments held by Seller as of the Closing Date in connection with the operation of the System;

              (e) All claims, rights and interests in and to any refunds of taxes or fees of any nature, or other claims against third parties (including collection claims involving delinquent accounts that are excluded from Accounts Receivable), relating to the operation of the System prior to the Closing Date;

              (f) The account books of original entry, general ledgers and financial records used in connection with the System;

              (g) The minute books, stock records and similar corporate records of Seller;

              (h) Seller's trademarks, trade names, service marks, service names, logos and similar proprietary rights, other than its license to use the Cellular One trade name and the Cellular One trademark in the RSA; and

              (i)    Any other items described on Schedule 2.2.

       2.3 Assumed Liabilities. From and after the Closing Date, Buyer shall assume, pay, discharge and perform the following obligations and liabilities (collectively, the "Assumed Liabilities"):

              (a) Those obligations and liabilities attributable to periods after the Closing Date that arise under or with respect to the Assets or the operation of the System;

              (b) Any and all obligations and liabilities attributable to periods after the Closing Date and arising out of Buyer's ownership of the Assets and its operation of the System after the Closing Date; and

              (c) The obligations and liabilities pertaining to or arising under the Assets or the operation of the System arising prior to the Closing Date, to the extent that such obligations and liabilities have been specifically assumed in writing by Buyer.





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       2.4    Retained Liabilities. Seller shall retain and have full
responsibility and obligation with respect to, and shall timely perform and discharge all responsibilities, liabilities and obligations of Seller arising out of, in connection with or relating to the use or ownership of the Assets or the operation of the System attributable to periods ending on or before the Closing Date, but excluding the Assumed Liabilities (the "Retained Liabilities").

       2.5 Purchase Price; Closing Escrow. As aggregate consideration for its purchase of the Assets, Buyer shall (a) pay to Seller Seventeen Million Four Hundred Thousand United States Dollars ($17,400,000) minus to the extent applicable the aggregate sum of the credits to Buyer described on Schedule 2.5 (the "Purchase Price"), plus or minus the Current Items Amount as set forth in the Initial Adjustment Certificate, which shall be payable at Closing by wire transfer of immediately available funds to a bank account specified by Seller, and (b) assume the Assumed Liabilities. The parties agree that $1,250,000 of the Purchase Price paid at Closing shall be deposited directly into a closing escrow account created by and maintained pursuant to the Closing Escrow Agreement attached hereto as Exhibit 2.5 to be entered into on or before the Closing Date by Buyer, Seller and the bank therein named.

       2.6 Current Items Amount. The Purchase Price shall be adjusted, plus or minus, by the net amount of the adjustments and prorations effected pursuant to paragraphs 2.6(a), (b), (c) and (d) (the "Current Items Amount").

              (a) Accounts Receivable. Seller shall be entitled to receive the book value of the Accounts Receivable net of offsets and credits for barter accounts and net of an adequate reserve for doubtful accounts, which reserve shall equal the sum of the following amounts: zero percent (0%) of Accounts Receivable that are not past due, ten percent (10%) of Accounts Receivable that are thirty (30) or fewer days past due, fifty percent (50%) of Accounts Receivable that are thirty-one (31) to sixty
       (60) days past due, and one hundred percent (100%) of all Accounts Receivable that are sixty-one (61) or more days past due. For purposes of making past due calculations under this Section 2.6(a), an Account Receivable shall be deemed past due when the amount thereof, as set forth in the corresponding customer billing statement of Seller, has not been paid as of the first business day after the payment due date therefor as set forth in such customer billing statement.

              (b) Inventory. Seller shall be entitled to an amount equal to the book value for all cellular telephone units and related components, spare parts and accessories owned by Seller and either (i) related solely to the System and maintained in the inventory for such System, or
       (ii) related to such System and in the custody of customers of such





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       System (on a rented or leased basis) or repair or service personnel.

              (c) Advance Payments and Deposits. Buyer shall be entitled to an amount equal to the aggregate of (i) all deposits of customers of the System for cellular telephones and other equipment leased by Seller, and
       (ii) all payments for services to be rendered by Buyer to customers of the System after the Closing Date, or for other services to be rendered by Buyer to other third parties after the Closing Date, to the extent all obligations of Seller relating thereto are assumed by Buyer at Closing.

              (d) Expenses. As of the Closing Date, expenses of a recurring nature, and expenses reflected as accounts payable on the accounting books and records of Seller as of the Closing Date, that are incurred by Seller to benefit the System and are incurred in the ordinary course of business (the "Expenses"), including those set forth below, shall be prorated, in accordance with generally accepted accounting principles, so that all such Expenses incurred for periods prior to the Closing Date shall be for the account of Seller, and all such Expenses incurred for periods after the Closing Date shall be for the account of the Buyer:

                     (i)    Expenses under the Licenses and the Contracts;

                     (ii) Taxes levied or assessed against any of the Assets or payable with respect to cellular services and related sales to the System's customers; and

                     (iii) Expenses for utilities, municipal assessments, rents and service charges and other goods and services furnished to the System.

       2.7 Current Items Amount Calculated. The Current Items Amount shall be estimated in good faith by Seller, and set forth, together with a reasonably detailed statement of the calculation thereof, in a certificate (the "Initial Adjustment Certificate") delivered to Buyer not later than three business days prior to the Closing Date. The Initial Adjustment Certificate shall constitute the basis on which the Current Items Amount is calculated, and the amount by which the Purchase Price is adjusted by the Current Items Amount, at Closing. On or before sixty (60) days after the Closing Date, Buyer shall deliver to Seller a final calculation of the Current Items Amount calculated as of the Closing Date, together with such supporting documentation as Seller may reasonably request, in a certificate (the "Final Adjustment Certificate"), which shall evidence in reasonable detail the nature and extent of each adjustment to the Current Items Amount. Not later than fifteen days after the Final Adjustment Certificate is delivered, Seller or Buyer, as





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appropriate, shall pay to the other an amount equal to the amount by which the
Current Items Amount as set forth in the Final Adjustment Certificate differs from the Current Items Amount as estimated in the Initial Adjustment Certificate.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

       Seller hereby represents and warrants to the Buyer that the following are true and accurate as of the date hereof (unless otherwise specifically indicated):

       3.1 Due Organization; Power and Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama. Seller has all requisite power and authority to own and lease the Assets, including, without limitation the Licenses, and to conduct the business of operating the System as it is currently being conducted. Schedule
3.1 sets forth the name of, and the number and percentage ownership of outstanding shares of Common Stock of Seller held by, each shareholder of Seller.

       3.2 Authority. Seller has the requisite power and authority to execute, deliver and perform this Agreement and all other agreements and documents to be executed by Seller that are necessary to effectuate and consummate the transactions contemplated by this Agreement. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby on the part of Seller have been duly and validly authorized by all necessary action on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

       3.3 No Conflicts. Except as set forth on Schedule 3.3, the execution, delivery and performance by Seller of this Agreement and all other agreements and documents to be executed by Seller that are necessary to effectuate and consummate the transactions contemplated by this Agreement do not (a) conflict with any provision of Seller's certificate of incorporation or bylaws, (b) conflict with or violate any Law, (c) constitute a default under (without regard to requirements of notice, lapse of time, or elections of other Persons, or any combination thereof), accelerate, or permit the acceleration of the performance required by any Contract to which Seller is a party or by which the Assets are bound or affected other than a breach, default or acceleration that would not materially impair the ability of Seller to perform hereunder or that would not have a material adverse effect on the Assets, or
(d) result in the creation or imposition of any Lien on any of the Assets.

       3.4 Consents. Except for consents and approvals of the FCC and other Governmental Authorities and third parties described in Section 5.2 hereof, the execution and delivery of this Agreement and all other agreements and documents to be executed by Seller that are necessary to effectuate and consummate the transactions contemplated by this Agreement will not require any consent, approval, or authorization of, or the filing of any certificate, notice, application, report or other document with any Governmental Authority or other Person, except for such filings and approvals that, if not made or obtained, would not materially impair the ability of Seller to perform hereunder or that would not have a material adverse effect on the Assets or the operation of the System.

       3.5 Financial Statements. Seller has delivered to Buyer true and complete copies of the audited balance sheet and statement of income of Seller pertaining to the operation of the System as of December 31, 1994, and the unaudited balance sheet and statement of income of Seller pertaining to the operation of the System as of September 30, 1995 (the "Financial Statements"). The Financial Statements have been accurately compiled from the books and records of Seller in accordance with generally accepted accounting principles and fairly present in all material respects the financial position as of the dates of, and the results of operations for the periods covered by, such Financial Statements except for the inclusion of certain accounts receivable in the accounts receivable balances, the determination of appropriate reserves for uncollectible accounts receivable and the recognition of revenue related to such accounts receivable, and subject to the usual and customary year-end adjustments with respect to the unaudited interim Financial Statements.

       3.6 Absence of Adverse Changes. Since September 30, 1995, there has not been any material adverse change in the condition of the Operating Assets (taken as a whole) other than normal wear and tear. Since September 30, 1995, there has been no termination, cancellation, limitation, modification or change in any Contract listed on Schedule 3.11, and no such change is currently pending or, to Seller's knowledge, threatened, except for terminations, cancellations, limitations, modifications or other changes to any such listed Contract that are described on Schedule 3.6 or that are not, individually or in the aggregate, material.

       3.7 Title and Right to Assets. As of the date hereof, Seller has, and as of the Closing Date, Seller will have, good title to the Assets, free and clear of Liens other than Permitted Liens and the Liens described in Schedule
3.7. Upon Closing,





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Buyer will acquire good title and effective possession of the Assets in all material respects.

       3.8    Condition of Operating Assets. All Operating Assets listed in
Schedule 3.8(b) are in good condition and repair, subject to normal wear and tear. All Operating Assets not listed in Schedule 3.8(b), including those Operating Assets listed on Schedule 3.8(a) but excluding any Operating Assets that are Excluded Assets, shall be acquired AS-IS, WHERE-IS, without any guaranty or warranty as to condition. Except for capacity limitations at the Demopolis cell site, the Operating Assets are sufficient for the operation of the System as it is currently operated.

       3.9 Real Property. Except as listed in Schedule 3.9, neither Seller nor any of its shareholders, officers, or directors owns any fee interest in real property located in Alabama and used in the operation of the System.
Schedule 3.9 contains a list of all non-fee interests in real property owned or used by Seller in connection with the operation of the System (the "Real Property"), including, without limitation, leaseholds, easements and rights of way.

       3.10 Licenses. Seller holds all Licenses necessary to operate the System. Schedule 3.10 lists and identifies (a) all Licenses from the FCC and
(b) all other material Licenses from other Governmental Authorities held by Seller in connection with the System other than local business permits and zoning permits. Seller is the exclusive holder of each such License, all of which are in full force and effect and have not been pledged or otherwise encumbered, assigned, suspended, modified in any material adverse respect, or canceled or revoked. Seller has operated the System in compliance with all terms and conditions of each such License or of any renewals thereof applicable to it except where the failure to so comply would not have a material adverse effect on Seller's ownership and use of the Assets or its operation of the System. There is no proceeding pending or, to the knowledge of Seller, threatened that affects or could affect the validity of such Licenses. Seller knows of no impediment (legal, regulatory or otherwise) that could prevent or preclude transfer of any of such Licenses on the Closing Date pursuant to the terms of this Agreement.

       3.11 Contracts. Schedule 3.11 sets forth a complete list of the Contracts to which Seller is a party that are material to the operation of the System, other than Contracts with customers and Contracts that are Excluded Assets. Except as otherwise identified in Schedule 3.11, (a) each such Contract is a legal, valid and binding obligation of Seller and is in full force and effect, (b) Seller has performed in all material respects the obligations required to be performed by it under each such Contract and is not in, or alleged to be in, material breach or default under any such Contract, and (c) no such Contract would





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be violated by consummation or performance of the transactions described herein without having obtained the prior consent of another party to such Contract.

       3.12 Litigation. Except as set forth on Schedule 3.12 hereto, there is no investigation, claim, proceeding or action pending or, to Seller's knowledge, threatened against Seller that, if adversely determined, would have an adverse effect on Seller's ability to perform its obligations hereunder or have an adverse effect on Seller's ownership of the Assets or its operation of the System.

       3.13 System Coverage: Cell Sites. Seller has (a) the exclusive right to provide cellular service within the Cellular Geographic Service Area shown on the System Information Update map filed with the FCC for the call sign KNKN-716, the call sign assigned to the area designated by the FCC as Alabama RSA 3 (FCC Market No. 309A) on the "A" frequency, and has not expressly authorized the incursion or extension into that area of the 32 dBu contours of any adjacent provider of cellular service operating on the same frequency band except as described on Schedule 3.13, (b) to date constructed the cellular sites listed in Schedule 3.13 and (c) filed with the FCC the (CGSA) boundary map as a System Information Update map and the Phase 1 Unserved Area filing, copies of each of which are attached to Schedule 3.13.

       3.14   Environmental Matters.

              (a) To the best of Seller's knowledge, Seller is operating and has operated the System and owned and maintained the Assets in compliance with, and has not violated in any material respect, Laws relating to the environment, including, without limitation, applicable requirements of the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendment of 1984), the Safe Drinking Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Occupational Health and Safety Act, the Toxic Substances Control Act, and the state and local counterparts of the foregoing (collectively, the "Environmental Obligations").

              (b) To Seller's knowledge, no condition, circumstance or activity currently exists or has existed during the period of Seller's ownership of the Assets and operation of the System, with respect to the Assets or the System that could result in a claim or recovery by a Governmental Authority or other Person of damages, costs or expenses arising from Seller's alleged violation of an Environmental Obligation.





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
              (c) There are no outstanding orders, decrees or judgments against Seller or any of the Assets concerning any violation of an Environmental Obligation or any public health, safety or land use matter, including, without limitation, the emission, discharge or other release of a Hazardous Substance into the environment or work place, or the management of Hazardous Substances. For purposes of this Section 3.14, "Hazardous Substance" shall have meaning ascribed to such term under CERCLA.

              (d) Seller has not generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed, and has no knowledge of the actual or potential release, spill, leakage or discharge of, any Hazardous Substance (including any petroleum-based or acid-based materials used in generators or batteries at Seller's cell sites) at any parcel of property used in connection with the operation of the System that reasonably could be expected to result in a claim or recovery by a Governmental Authority or other Person of damages, costs or expenses arising from Seller's alleged violation of an Environmental Obligation.

       3.15 Insurance. Seller maintains insurance policies for the System in such amounts and against such losses or casualties as are described on Schedule 3.15.

       3.16 Finders and Brokers. Except for Seller's engagement of Falkenberg Capital Corporation, the fees of which shall be paid by Seller, Seller has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other like payments in connection with this Agreement or the transactions contemplated hereby, and Seller shall indemnify and hold Buyer harmless against and with respect to any such obligation or liability based in any way on any agreement, arrangement or understanding claimed to have been made by Seller with any broker, finder or agent.

       3.17 Tax Matters. Except as disclosed on Schedule 3.17, Seller has timely filed all Tax Returns to be filed by it as of the date of this Agreement, and all such Tax Returns are true, complete and correct in all material respects and disclose all Taxes required to be paid in respect of the Assets and in connection with the operation of the System, and, except as set forth on Schedule 3.17, no audit of any Tax Return and no action, suit, investigation, claim or assessment by any taxing authority is pending, proposed or, to Seller's knowledge, threatened against Seller with respect to the operation of the System. Except as disclosed on Schedule 3.17, all Taxes shown on such Tax Returns, and all Taxes that have become due pursuant to any assessment by a Governmental Authority, have been fully paid, or adequate reserves or allowances have been set up therefor and are reflected on the Financial Statements referred to in Section 3.5





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
hereof. Seller is not a "foreign person," as defined by Section 1445 of the Code, nor is it subject to backup withholding.

       3.18   Employees.

              (a) Schedule 3.18 lists all of Seller's employees who provide services to the System and, for each such employee, his or her title or job description and annual compensation and rate of pay, and the applicability to him or her of any collectively bargained or other employment agreement.

              (b) As of the Effective Date, Seller employed fewer than twenty-five (25) full-time employees. Seller is not required to take any action under the Workers Adjustment and Retraining Notification Act in connection with the transactions contemplated by this Agreement.

              (c) Seller is not a party to or, to Seller's knowledge, affected or threatened by any dispute or controversy pertaining to any collective bargaining agreement or union organizing effort or representation election.

       3.19 Employee Benefits. Seller has not maintained and currently does not maintain any employee benefit or welfare benefit plan within the meaning of Sections 401(a) and 501(a) of the Code. Seller does not maintain and is not required to make contributions to, and has never maintained or been required to make contributions to, any employee benefit or welfare benefit plan within the meaning of Section 3(3) of ERISA for the benefit of any of its employees. Seller is not and has never been obligated to contribute to any "multiemployer plan" or "multiple employer plan" as such terms are defined in Section 4001(a)
(3) of ERISA.

       3.20 Compliance with Laws. Except as set forth on Schedule 3.20, Seller is in compliance with all Laws applicable to the Assets and the operation of the System, except where the failure to comply with such Laws would not, individually or in the aggregate, have a material adverse effect on the Assets taken as a whole or the operation of the System, and no written notice or warning from any Governmental Authority with respect to any failure or alleged failure by Seller to comply with any Law has been received by Seller.

       3.21 Cure. For all purposes under this Agreement, except for intentional misrepresentations or known omissions, the existence or occurrence of any events or circumstances that constitute or cause a breach of a representation or warranty of Seller made in this Agreement (including, without limitation, the schedules hereto) on the date such representation or warranty is made shall not constitute a breach of such representation or warranty if such event or circumstance is cured on or prior to the Closing Date.

       3.22 FCC Matters. Seller is legally qualified under all applicable FCC regulations to be the holder of the Licenses issued by the FCC and to receive the FCC's consent to assign the Licenses. The FCC granted the application to assign to Buyer (i) the License of Seller for Station KNKN-716 effective December 15, 1995; and (ii) Seller's microwave Licenses effective January 17, 1996.

       3.23 Intellectual Property. Except as set forth on Schedule 3.23, Seller has no patents, copyrights, trade names, trademarks, service marks, or other such names, or marks or applications therefor and has not operated the System under any corporate, trade or fictitious name other than the current corporate and fictitious names. Except for matters of general applicability to the telecommunications industry, there are no pending or threatened claims of infringement by Seller upon the rights of any owner of intellectual property.

       3.24 Accounts Receivable. The Accounts Receivable have been validly obtained in the ordinary course of business and are subject to no offset or reduction, except as provided under Section 2.6(a).

       3.25 Articles of Incorporation and Bylaws. Appended to Schedule 3.25 are true and complete copies of the Articles of Incorporation and Bylaws of Seller, as the same are currently in effect.

       3.26 Full Disclosure. No representation, warranty or statement made by or on behalf of Seller in this Agreement or the Schedules attached hereto, or in the certificates or other closing documents to be delivered to Buyer or its representatives at Closing, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading in any material respect.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER

       Buyer hereby represents and warrants to Seller that as of the date hereof (unless otherwise specifically indicated):

       4.1 Due Organization; Power and Authority. Buyer is (a) a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, and (b) at and as of Closing will be duly qualified and in good standing as a foreign corporation in Alabama and in each other jurisdiction where the properties owned, leased or operated, or the business conducted, by it requires such qualification, except where a failure to so qualify, either singly or in the aggregate, would not have a material adverse effect on the financial condition, assets, business, prospects or results of operations of Buyer.

       4.2 Authority. Buyer has the requisite power and authority to execute, deliver and perform this Agreement and all other agreements and documents to be executed by Buyer that are necessary to effectuate and consummate the transactions contemplated by this Agreement. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby on the part of Buyer have been duly and validly authorized by all necessary action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and is the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

       4.3 No Conflicts; Required Consents. The execution, delivery and performance by Buyer of this Agreement and all other agreements and documents to be executed by Buyer that are necessary to effectuate and consummate the transactions contemplated by this Agreement do not (a) conflict with any provision of Buyer's certificate of incorporation or bylaws, (b) conflict with or violate any Law, (c) constitute a default under (without regard to requirements of notice, lapse of time, or elections of other Persons, or any combination thereof), accelerate, or permit the acceleration of, the performance required by any Contract to which Buyer is a party or by which Buyer's assets are bound or its business and operations affected other than a breach, default or acceleration that would not impair the ability of Buyer to perform hereunder, or (d) require (with the exception of (i) the notifications and waiting period, if applicable, required under the HSR Act and (ii) the filings required to be made with, and the approval of, the FCC) any consent, approval or authorization of, or the filing of any certificate, notice, application, report or other document with, any Person, except those filings and approvals that, if not made or obtained, would not impair the ability of Buyer to perform hereunder.

       4.4 Litigation. There is no investigation, claim, proceeding or action pending or, to Buyer's knowledge, threatened against Buyer that, if adversely determined, would have an adverse effect on Buyer's ability to perform its obligations hereunder.

       4.5 Brokers. Buyer has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other like payment in connection with this Agreement or the transactions contemplated hereby, and Buyer shall indemnify and hold Seller harmless against and with respect to any such obligation or liability based in any way on any agreement, arrangement or understanding claimed to have been made by Buyer with any broker, finder or agent.

       4.6 Qualification. Buyer will be qualified under the Communications Act of 1934, as amended, and all FCC rules and regulations, to be the assignee of the Licenses. Buyer has not taken, and will not take prior to the Closing Date, any action to disqualify itself under the FCC's rules and regulations from acquiring control of such Licenses.

       4.7 Financial Capability. Buyer has the financial resources available to close the transactions contemplated by this Agreement without financing that is subject to any material contingency.

       4.8 Effect of Buyer's Due Diligence. Buyer represents that it is a sophisticated entity that was advised by knowledgeable counsel, and that by the Closing Date it will have conducted its own independent review and evaluation of the Assets and the System. Accordingly, Buyer warrants and agrees that (a) except for the representations and warranties of Seller set forth in this Agreement and the Schedules hereto and other agreements to be executed by Buyer and Seller to effectuate and consummate the transactions contemplated by this Agreement, Buyer has not relied and will not rely upon any document or written or oral information furnished to or discovered by it or its representatives, including, without limitation, any financial data other than the Financial Statements, and (b) there are no representations or warranties by or on behalf of Seller or its representatives except for those expressly set forth in this Agreement and in any other written agreement entered into with Seller in connection with this Agreement.

       4.9    HSR Act. The "ultimate parent entity" (as defined in 16 C.F.R.
Section 801.11 (1992)) of Buyer and entities that such ultimate parent entity controls directly or indirectly do not have, in the aggregate, "annual net sales" (as defined in 16 C.F.R. Section 801.11 (1992)) or "total assets" (as defined in 16 C.F.R. Section 801.11 (1992)) of $100,000,000 or more.

                                   ARTICLE V

                            ACTIONS PRIOR TO CLOSING

       5.1 Control of System. Seller and Buyer agree that Buyer shall not, prior to the Closing Date, directly or indirectly control, supervise or direct the operation of the System, if the effect thereof would be to violate the rules and regulations of the FCC. Seller will continue at all times prior to the Closing Date to control, supervise and direct the operation of the System to the fullest extent necessary to avoid any such violation until the Closing has occurred.

       5.2 Required Consents. Seller and Buyer each will use its commercially reasonable efforts to obtain all consents and approvals of Persons required to permit the consummation of the transactions contemplated hereby, including all consents required pursuant to the Contracts listed in Schedule 3.11, the consents and approvals of the FCC, any necessary and timely approval of the Department of Justice or the Federal Trade Commission pursuant to the provisions of the HSR Act, if applicable, and any other necessary approval or consent of any other Person that is required for the consummation of the transactions contemplated hereby. If not filed prior to the Execution Date, then as soon as practicable thereafter, Seller and Buyer shall, if required, prepare and file in compliance with the HSR Act proper pre-merger notification forms and affidavits in connection with the transactions contemplated hereby. Seller and Buyer further agree to cooperate in good faith to expeditiously and diligently prosecute such applications to a favorable conclusion. Each of Seller and Buyer shall bear its own expenses in preparing any of such filings, including, without limitation, any fees required to be paid by it in connection therewith. If any Governmental Authority shall challenge the transactions contemplated hereby, or request any additional filings or information, then Seller or Buyer, as appropriate, shall use all commercially reasonable efforts promptly either to contest such challenge or to make or provide any such filing or information.

       5.3 Cooperation in Obtaining Consents. Seller and Buyer each will take reasonable steps requested by the other to secure the consents and approvals referred to in Section 5.2. Each party will afford to the other party the opportunity to review, approve and revise the form in which such consents and approvals will be requested prior to the delivery of such request to the Person whose consent is sought, and neither party shall accept or agree to accede to any modifications or amendments to, or any conditions to the assignment of, any of the Licenses, Contracts or Real Property of Seller that may adversely affect either Seller's or Buyer's ownership, as appropriate, of the Assets or operation of the System.

       5.4    Employee Matters.

              (a) Seller shall terminate all of its employees with respect to the operations of the System upon Closing. Seller shall be responsible for and shall cause to be discharged and satisfied in full all amounts owed to any employee through the Closing Date, including wages, salaries and any other compensation or payments due on account of such termination.

              (b) Buyer has no obligation to employ any of Seller's employees, and Seller shall not make any representation to the contrary to any of its employees. Buyer intends and shall be permitted to interview or otherwise contact Seller's employees regarding future employment; provided that Buyer shall not attempt to contact any of Seller's employees regarding the transactions contemplated by this Agreement or employment with Buyer without Seller's consent, which consent shall not be withheld unreasonably, and Seller's contact and communications with Seller's employees shall not unreasonably interfere with the operations of the System.

              (c) Notwithstanding subsection (a) of this Section 5.4, Buyer shall recognize the term of service with Seller of any employee of Seller hired by Buyer in determining such employee's benefits or rights thereto under any health and life insurance plan, long-term and short-term disability coverage, and all vacation, retirement and other employment plans offered by Buyer to its employees.

       5.5 Conduct of Business. From the Execution Date until the Closing Date Seller agrees to operate and manage the business of the System in the usual and ordinary course consistent with past practice and to act consistent with the following provisions:

              (a) Maintain Assets. Seller will maintain the Operating Assets in good repair, working order and condition, except for obsolescence, ordinary wear and tear or casualty loss or damage; provided, that Seller
       (x) will use its commercially reasonable efforts to replace or repair prior to Closing any Operating Asset that is damaged or destroyed on account of a casualty or provide Buyer with all insurance proceeds, if any, received by Seller as a result of such damage or destruction, and
       (y) shall not otherwise be obligated to make any capital expenditure from and after the Execution Date except as may be mutually agreed upon in writing by Buyer and Seller. Seller will (i) use commercially reasonable efforts to maintain the Licenses in full force and effect, and (ii) maintain its books, records, and accounts with respect to the Assets and the operation of the System in the usual, regular, and ordinary manner on a basis consistent with past practices.

              (b) Incurring Obligations. Without the prior written consent of Buyer, which consent may be withheld at Buyer's sole discretion, Seller will not (i) amend, supplement, terminate, or otherwise modify in any material respect any Contract identified in schedule 3.11, (ii) enter into any new Contract or series of related Contracts that will be assigned to and assumed by Buyer at Closing that either creates an obligation in excess of $10,000 or that cannot be terminated without penalty within 31 days of providing notice of termination thereof or
       (iii) increase any employee's compensation or benefits other than regular merit review salary increases consistent with past practice and other than special retention incentive cash bonus compensation and cash severance benefits.

              (c) Outstanding Liabilities. Except as and to the extent described on Schedule 5.5(c), or as otherwise provided in this Agreement, all outstanding liabilities and obligations of Seller, secured or unsecured, including, without limitation, Tax liabilities, but excluding such liabilities and obligations that Seller is reasonably challenging the validity of, either will be paid, to the extent appropriate, on or before the Closing Date if then due or payable or will be included as Expenses pursuant to Section 2.6(d).

              (d) Maintenance of System Relations. Seller shall use commercially reasonable efforts to preserve the current community relations and business organization of the System, including the preservation of existing relationships with suppliers having business with Seller pertaining to the System and, except as otherwise provided in Section 5.5(g) and Schedule 5.5(g), roaming partners of the System.

              (e) Sale of Assets. Seller shall not sell, assign, transfer, lease, mortgage, pledge or subject to a Lien (other than a Permitted Lien or Liens described on Schedule 3.7) or otherwise encumber any of the Assets other than in the ordinary course of business.

              (f) Inventory Management. Seller shall not manage equipment inventories or other supplies other than in the ordinary course of business.

              (g) Customer Policies. Except as provided in Schedule 5.5(g), Seller shall not deviate from established policies and practices concerning credit verification, subscriber disconnects, collections, agent programs, roaming contracts, sales commissions, billings, and minimum terms for customer contracts.

              (h) Ordinary Course. Seller shall not enter into any transaction other than in the ordinary course.

       5.6 Exclusive Dealing. Prior to the Closing Date or the termination of this Agreement, Seller shall not, directly or indirectly, through an investment banker, another representative or otherwise, entertain any proposal or inquiry from or negotiate with any Person other than Buyer regarding the following:

              (a)    The merger or consolidation of Seller with any Person;

              (b) The direct or indirect acquisition of the Assets by; any Person; or

              (c) The acquisition of direct or indirect beneficial ownership of Seller or any capital stock issued by Seller by any Person.

       5.7 Notification of Adverse Changes. During the period from the date of this Agreement extending until sixty (60) days after the Closing Date, Seller shall promptly notify Buyer of any matter which any executive officer of Seller acquires actual knowledge that, if known as of the execution of this Agreement, would have been required to be disclosed under this Agreement or included in the Schedules hereto.

       5.8 Access to System and Information. In accordance with the purposes of this Agreement, from the Execution Date until the Closing Date, Seller will permit Buyer, its counsel, accountants and other representatives, to have reasonable access, during normal business hours, to the properties and books and records of the System, and will cause to be furnished to Buyer and its representatives during such period unaudited quarterly financial statements with respect to the System.

       5.9 Commercially Reasonable Efforts. Buyer and Seller shall each use its commercially reasonable efforts to facilitate the effective transition of control of the System as of the Closing Date upon the satisfaction of all conditions precedent to Closing.

       5.10 Conversion of Billing Data. Seller shall provide, and use its commercially reasonable efforts to cause ITDS (its billing vendor) and EDS (its roaming clearinghouse) to provide, to Buyer such materials, billing data and other information, and assistance as may be reasonably necessary for Buyer to have the opportunity to complete, on a test basis, the March and April 1996, monthly billing to customers of the System using Buyer's billing system parallel and in conjunction with the ITDS billing system. The intent of the parties hereunder is, assuming Closing occurs effective as of May 15, 1996, for Buyer to be able to complete the May 1996 monthly billing to customers of the System using Buyer's billing system. If by May 1, 1996, Buyer notifies Seller and ITDS that Buyer will require ITDS to complete the May 1996 billing cycle for the System, then Seller will arrange for ITDS to complete such billing using ITDS' billing system; in such event, Buyer agrees to enter into a confidentiality agreement with ITDS relating to such billing services. Buyer shall promptly reimburse Seller for all costs, fees or other charges of ITDS or EDS incurred by Seller and relating to the extraction of System billing data from the ITDS billing system, the conversion of the System's billing data to Buyer's billing system, such parallel trial billing activity, or any post-Closing billing services rendered by ITDS to Buyer that are not covered by the termination fee to be paid by Seller to ITDS. Seller shall pay all normal billing costs, fees or other charges of ITDS and EDS relating to billing activity prior to the Closing Time and all termination fees or penalties arising under Seller's Contract with ITDS.

       5.11 Consulting Services. As of the Execution Date, Seller and Buyer have entered into the Marketing Services Agreement, the form of which is attached hereto as Exhibit 5.11, pursuant to which Buyer may perform certain marketing services for the benefit of Seller.

                                   ARTICLE VI

                        CONDITIONS PRECEDENT TO CLOSING

       6.1 Conditions to Obligations of Each Party. The obligations of Seller and Buyer under Article II of this Agreement are subject to the satisfaction, or waiver by each party, of the following conditions on or prior to the Closing Date:

              (a) Governmental Consents and Approvals. The FCC and any other applicable Governmental Authorities shall have issued by final, non-appealable order, to the extent required, all necessary approvals or consents required for the assignment and transfer of the Licenses and the other Assets from Seller to Buyer, without the addition of any condition that would be materially adverse to Seller or Buyer, and all conditions to Closing of the transactions hereunder imposed by the FCC and any other applicable Governmental Authority shall have been satisfied; provided, however, that Buyer shall have the unfettered right to waive the requirement of finality regarding such consents and approvals.

              (b) HSR Waiting Period. If applicable, the waiting period prescribed by the HSR Act shall have lapsed or been terminated, and any investigation of the transactions contemplated hereby commenced by the Department of Justice or the Federal Trade Commission pursuant to the HSR Act shall have been terminated.

       6.2 Conditions Precedent to Obligations of Buyer. The obligations of Buyer under Article II of this Agreement are subject to the satisfaction, or waiver by Buyer, of the following conditions on or prior to the Closing Date:

              (a) Representations and Warranties True on Closing Date. The representations and warranties of Seller made in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though those representations and warranties were made on and as of such Closing Date.

              (b) Compliance with Agreements. Seller, in all material respects, shall have performed and complied with all of Seller's obligations under this Agreement that are to be performed or complied with by Seller prior to or on such Closing Date.

              (c) Officer's Certificate. Seller shall have delivered to Buyer a certificate, dated as of the Closing Date and signed by an authorized officer of Buyer, certifying that the conditions set forth in Sections 6.2(a) and (b) hereof have been fulfilled.

              (d) Documents. Seller shall have delivered the documents required by Section 7.2 hereof.

              (e) Third Party Consents. Seller shall have delivered to Buyer evidence reasonably satisfactory in form and substance to Buyer that all required consents of third parties, including consents required of all third parties to the Contracts identified or referred to on Schedule
       3.11 (other than the Pitney Bowes office equipment leases), have been obtained.

              (f) No Litigation. On the Closing Date, (i) no litigation, proceeding, investigation, or inquiry shall be pending that, if sustained, would materially and adversely affect the value of the Assets, Buyer's right to acquire, retain and own the Assets or operate the System, and (ii) no judgment, decree, injunction, rule or order of any court of competent jurisdiction or other Governmental Authority shall be outstanding against Buyer, Seller or any affiliate purporting to enjoin or otherwise prevent the Closing of the transactions contemplated in this Agreement.

              (g) Opinion of Counsel. Seller shall have delivered to Buyer an opinion of Fleischman and Walsh, L.L.P., special transaction and FCC counsel to Seller, dated as of the Closing Date, substantially in the form of Exhibit 6.2(g) attached hereto.

              (h) Subscriber Count. As of the Closing Date, the System shall have not less than 3,350 subscribers. For purposes of this Section 6.2(h), a subscriber shall mean an individual customer of the System or, with respect to multiple user accounts of the System, an individual customer equivalent based on the number of telephones billed under such account, that

                     (i) either has paid in full at least one regular monthly billing statement for cellular telephone service from the System (a "System Billing Statement"), or is a barter customer of the System listed on Schedule 6.2(h) and is in good standing under its barter arrangements with Seller as of the Closing Date; and

                     (ii) on the Closing Date is not in arrears in the payment of a System Billing Statement by more than 30 days, as reflected on the billing records of Seller relating to the System.

       To the extent that the number of subscribers as of the Closing Date (the "Closing Date Subscriber Count") is less than 3,500, Buyer may withhold payment of a portion of the Purchase Price otherwise payable at Closing in an amount equal to the sum of (w) $2,750 times the remainder of 3,500 minus the Closing Date Subscriber Count, not to exceed 100, plus (x) $3,750 times the remainder of 3,400 minus the Closing Date Subscriber Count.

              Notwithstanding the foregoing, on the Closing Date Buyer and Seller together shall identify by name and account number each individual customer or individual customer equivalent of the System that may not properly be included as a subscriber of the System for purposes of this Section 6.2(h) because it had not paid at least one System Billing Statement as of the Closing Date (each, an "Excluded Subscriber"). Within 10 business days after the 60th day following the Closing Date, Buyer shall determine and certify in a written notice to Seller which of the Excluded Subscribers have paid in full a System Billing Statement within 60 days after the Closing Date ("Later Qualified Subscribers") and which of the Excluded Subscribers have not paid in full a System Billing Statement within such 60-day period, together with billing and payment information supporting the determination of which Excluded Subscribers did not become Later Qualified Subscribers. Concurrently with the delivery of such notice, Buyer shall pay to Seller an amount, not to exceed the withheld portion of the Purchase Price, equal to the sum of (y) $3,750 times the number of Later Qualified Subscribers up to the remainder calculated pursuant to clause (x) above plus (z) $2,750 times the remainder of the aggregate number of the Later Qualified Subscribers minus the number of such Later Qualified Subscribers included in clause (y) above.

       6.3 Conditions Precedent to Obligations of Seller. The obligations of Seller under Article II of this Agreement are subject to the satisfaction, or waiver by Seller, of the following conditions on or prior to the Closing Date:

              (a) Representations and Warranties True on Closing Date. The representations and warranties of Buyer made in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of the Closing Date.

              (b) Compliance with Agreements. Buyer, in all material respects, shall have performed and complied with all of Buyer's obligations under this Agreement that are to be performed or complied with by Buyer prior to or on the Closing Date.

              (c) Officer's Certificate. Buyer shall have delivered to Seller a certificate, dated as of the Closing Date and signed by an authorized officer of Buyer, certifying that the conditions set forth in Sections 6.3(a) and (b) hereof have been fulfilled.

              (d) Documents. Buyer shall have delivered to Seller the documents required under Section 7.3 hereof.

              (e) No Litigation. On the Closing Date, (i) no litigation, proceeding, investigation, or inquiry shall be pending that, if sustained, would materially and adversely affect the value of the Assets, Seller's right to retain or convey the Assets or operate the System, or Buyer's right to acquire, retain and own the Assets or operate the System, and (ii) no judgment, decree, injunction, rule or order of any court of competent jurisdiction or other legal authority shall be outstanding against Buyer, Seller or any Affiliate purporting to enjoin or otherwise prevent the Closing of the transactions contemplated hereunder.

                                  ARTICLE VII

                                  THE CLOSING

       7.1 Closing. The closing (the "Closing") of the transactions contemplated under this Agreement shall take place at the offices of Fleischman and Walsh, L.L.P., 1400 Sixteenth Street, NW, Suite 600, Washington, DC 20036, at 10:00 a.m. local time on the later of (i) May 15, 1996, or (ii) the third business day following the date on which the last of the conditions specified in Article VI hereof is satisfied or waived, or at such other location, date and time as the parties may mutually agree. The date on which the Closing shall occur is referred to herein as the "Closing Date." The Closing shall become effective as of 11:59 p.m. on the Closing Date.

       7.2 Obligations of Seller. At Closing, Seller shall deliver or cause to be delivered to Buyer the following:

              (a) Transfer Documents. An executed Bill of Sale and Assignment and Assumption Agreement, substantially similar in form to
       Exhibit 7.2(a), and such other instruments of transfer and assignment, in form and substance reasonably satisfactory to Buyer, that Buyer reasonably deems to be necessary to effectuate the transactions contemplated by this Agreement.

              (b)    Officer's Certificate. The certificate described in
       Section 6.2(c) hereof.

              (c) Vehicle Titles. Properly executed title documents and additional conveyance documentation for vehicles that are included in the Operating Assets.

              (d) Lien Releases. Evidence satisfactory to Buyer that all Liens affecting the Assets, other than Permitted Liens but expressly including the Liens set forth in Schedule 3.7, have been or as of the Closing Date will be terminated, released or waived, as appropriate, or original executed instruments effecting such terminations, releases or waivers.

              (e) Evidence of Necessary Actions. Evidence reasonably satisfactory to Buyer that Seller has taken all actions necessary to authorize the execution of this Agreement and such other documents to effect the consummation of the transactions contemplated hereby.

              (f) Documents and Records. All (i) existing blueprints, schematics, working drawings, plans, specifications, projections, statistics, engineering records, original plant records, system construction and as-built maps relating to the System; (ii) customer lists, files and records used by Seller in the operation of the System; and (iii) personnel files and records relating to the employees of Seller that render services to the System and who have accepted an offer of employment after Closing from Buyer. Delivery of the foregoing shall be deemed made to the extent such lists, files and records are then located at any of the offices included in the System.

              (g) FIRPTA Certificate. A FIRPTA Non-Foreign Seller Certificate certifying that Seller is not a foreign person within the meaning of Section 1445 of the Code.

              (h) Legal Opinion. The legal opinion of Fleischman and Walsh, L.L.P., described in Section 6.2(g).

              (i) Closing Escrow Agreement. The Closing Escrow Agreement described in Section 2.5, duly executed by Seller and the escrow agent named therein.

              (j) Certificate of Good Standing. A certificate of good standing or other similar documentation from the Secretary of State of the State of Alabama certifying that Seller is a validly existing corporation formed under the laws of the State of Alabama and is in good standing.

              (k) Noncompete and Confidentiality Agreement. The Noncompete and Confidentiality Agreement substantially in the form of Exhibit 7.2(k), duly executed by Seller and Seller's directors, Tina Chang and Arnold Leong.

              (l) Release from Texas 16. A Release and Waiver substantially in the form of Exhibit 7.2(l), duly executed by Texas 16 Cellular Telephone Company.

       7.3 Obligations of Buyer. At Closing, Buyer shall deliver or cause to be delivered to Seller the following:

              (a) Purchase Price. The Purchase Price, as required by Section 2.4, plus or minus, as appropriate, the Current Items Amount, as calculated in the Initial Adjustment Certificate.

              (b) Transfer Documents. An executed Bill of Sale and Assignment and Assumption Agreement, substantially similar in form to
       Exhibit 7.2(a), and such other instruments of transfer and assignment, in form and substance reasonably satisfactory to Seller, that Seller reasonably deems to be necessary to effectuate the transactions contemplated by this Agreement.

              (c)    Officer's Certificate. The certificate described in
       Section 6.3(c) hereof.

              (d) Evidence of Necessary Actions. Evidence reasonably satisfactory to Seller that Buyer has taken all actions necessary to authorize the execution of this Agreement and such other documents to effect the consummation of the transactions contemplated hereby.

              (e) Closing Escrow Agreement. The Closing Escrow Agreement described in Section 2.5, duly executed by Buyer.

              (f) Certificates of Good Standing and Authority. A certificate of good standing or other similar document from the Secretary of State of Louisiana certifying that Buyer is a validly existing corporation formed under the laws of the State of Louisiana and is in good standing, and a certificate or other similar document from the Secretary of State for the State of Alabama certifying that Buyer is a foreign corporation authorized to conduct business in the State of Alabama and is in good standing.

                                  ARTICLE VIII

                                INDEMNIFICATION

       8.1 Indemnification by Seller. From and after Closing, Seller shall indemnify and hold harmless Buyer, its shareholders, officers, directors, employees, agents and legal representatives, and any Person claiming by or through any of them, as the case may be, from and against any and all Losses arising out of or resulting from:

              (a) Any representation or warranty made by Seller in this Agreement or in any closing document executed by Seller not being true and accurate in all material respects when made or at Closing, as appropriate, provided that such breach is not deemed to have been waived as a result of Closing pursuant to the proviso set forth below in this Section, and provided further that indemnification under this paragraph is sought within the time periods and in the manner set forth in Section 8.5;

              (b) Subject to the proviso set forth below in this Section, any failure by Seller to perform in all material respects any of its covenants, agreements or obligations under this Agreement to be performed at or prior to Closing; and

              (c) All liabilities of Seller relating to the System that are not Assumed Liabilities, including all Retained Liabilities.

Provided that no claim for indemnification may be made after Closing with respect to any breach of any representation, warranty, covenant or agreement by Seller that was disclosed in the Closing certificate from Seller referred to in
Section 6.2(c) hereof. If, by reason of a claim of any third party relating to any of the matters subject to such indemnification, a Lien is placed or made upon any of the properties or assets owned or leased by Buyer or any other Indemnitee under this Section, in addition to any indemnity obligation of Seller under this Section, Seller shall furnish a bond sufficient to obtain the prompt release thereof within ten days after receipt from Buyer of written notice thereof.

       8.2 Indemnification by Buyer. From and after Closing, Buyer shall indemnify and hold harmless Seller, its shareholders, officers, directors, employees, agents and legal representatives and any Person claiming by or through any of them, as the case may be, from and against any and all Losses arising out of or resulting from:

              (a) Any representation or warranty made by Buyer in this Agreement or in any closing document executed by Buyer not being true and accurate in all material respects when made or at Closing, as appropriate, provided that such breach is not deemed to have been waived as a result of Closing pursuant to the proviso set forth below in this Section, and provided further that indemnification under this paragraph is sought within the time periods and in the manner stated in Section 8.5;

              (b) Subject to the proviso set forth below in this Section, any failure by Buyer to perform in all material respects any of its covenants, agreements or obligations under this Agreement to be performed at or prior to Closing; and

              (c)    The Assumed Liabilities.

Provided that no claim for indemnification may be made after Closing with respect to any breach of any representation, warranty, covenant or agreement by Buyer that was disclosed in the Closing certificate from Buyer referred to in
Section 6.3(c) hereof. If, by reason of a claim of any third party relating to any of the matters subject to such indemnification, a Lien is placed or made upon any of the properties or assets owned or leased by Seller or any other Indemnitee under this Section, in addition to any indemnity obligation of Buyer under this Section, Buyer shall furnish a bond sufficient to obtain the prompt release thereof within ten days after receipt from Seller of written notice thereof.

       8.3 Procedure for Indemnified Third Party Claim. Promptly after receipt by a party entitled to indemnification hereunder (the "Indemnitee") of written notice of the assertion or the commencement of any Litigation with respect to any matter referred to in Sections 8.1 and 8.2, the Indemnitee shall give written notice thereof to the party from whom indemnification is sought pursuant hereto (the "Indemnitor") and thereafter shall keep the Indemnitor reasonably informed with respect thereto if the Indemnitor does not assume the defense of such claim; provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided herein shall not relieve the Indemnitor of its obligations hereunder, except to the extent that such failure to give notice shall prejudice any defense or claim available to the Indemnitor. In case any Litigation shall be brought against the Indemnitee, the Indemnitor shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor's sole expense. If the Indemnitor shall assume the defense of any Litigation, it shall not settle the Litigation unless the settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, satisfactory to the Indemnitee, from all liability with respect to such Litigation. If the Indemnitor does not assume the defense of any Litigation, the Indemnitor shall nevertheless provide reasonable cooperation to the Indemnitee in the defense of such Litigation, and any settlement of such Litigation shall be on terms reasonably satisfactory to the Indemnitor.

       8.4 Limitation on Indemnification Obligations. Neither Seller nor Buyer shall have any liability under Section 8.1(a) or 8.2(a), respectively, unless, and only to the extent that, the aggregate amount of Losses incurred by the other party that are subject to its indemnification obligations pursuant to such provision exceeds $20,000.

       8.5 Survival Periods: Time and Manner of Certain Claims. Subject to the provisions of Section 11.3, the indemnification obligations and remedies set forth in this Article VIII are intended to be the sole and exclusive remedy of the parties with respect to the matters for which indemnification may be sought pursuant to Sections 8.1 and 8.2 or elsewhere in this Agreement. For purposes of this Article VIII, the representations and warranties made herein by Buyer and Seller (except for Sections 3.5, 3.6, 3.7, the first sentence of Section 3.11, and Section 3.26) shall be deemed not to contain the qualifying phrases "material," "material adverse effect," "to the knowledge of," and other phrases of similar meaning. The representations and warranties of Seller and Buyer in this Agreement or in and any closing document shall survive Closing for a period of one year, except that (i) the liability of the parties shall extend beyond such one-year period with respect to any claim that has been asserted in a written notice properly delivered before the expiration of such one-year period, (ii) all such representations and warranties with respect to any Taxes and with respect to any FCC matters will survive until the expiration of the applicable statute of limitations, and
(iii) all such representations and warranties with respect to good title to the Assets and the covenants and agreements of the parties in this Agreement or in any closing document shall survive the Closing and shall continue in full force and effect without limitation.

                                   ARTICLE IX

                              CERTAIN TAX MATTERS

       9.1 Liability for Taxes. Seller shall be liable for and shall pay all Taxes (whether assessed or unassessed) attributable to taxable periods (or portions thereof) ending on or prior to the Closing Date. Buyer shall be liable for and shall pay all Taxes (whether assessed or unassessed) that are attributable to taxable periods (or portions thereof) beginning after the Closing Date. For purposes of this Article IX, any taxable period beginning before and ending after the Closing Date shall be treated as two partial taxable periods, one ending on the Closing Date and the other beginning after the Closing Date, except that Taxes (such as property Taxes) imposed on a periodic basis shall be allocated on a daily basis.

       9.2 Payment of Sales, Use and Transfer Taxes. Each of Seller and Buyer shall pay all sales, use, transfer and similar Taxes or assessments in accordance with applicable Laws, including, but not limited to, transfer fees and similar assessments for Licenses, Contracts, and Real Property, arising from or payable by reason of the transactions contemplated hereby. In the event that any applicable Law is silent as to which party is liable for the payment of such Taxes or assessments, the parties shall share equally such Tax or assessment. Except as expressly set forth in this Agreement, nothing herein shall in any way modify the obligation of either party to this Agreement to pay Taxes as provided by statute or code. The parties agree to take whatever actions are necessary or appropriate to establish an exemption from (or otherwise reduce) such Taxes.

       9.3 Reimbursement of Taxes. Seller or Buyer, as the case may be, shall provide reimbursement for any Tax paid by the other, all or a portion of which is its responsibility in accordance with the terms of this Article IX. Within a reasonable time prior to the payment of any such Tax, the party paying such Tax shall give notice to the other party of the Tax payable and the portion that is the liability of such party, although failure to do so will not relieve the other party from its liability hereunder.

       9.4 Allocation of Purchase Price. Prior to the Closing Date, Buyer and Seller shall each use its best efforts to agree upon the allocation (the "Allocation") of the Purchase Price and the Assumed Liabilities to the individual assets or classes of assets (within the meaning of Section 1060 of the Code). Buyer, Seller, and their respective affiliates, shall file all Tax returns and schedules thereto, including, without limitation, those returns and forms required by Section 1060 of the Code, consistent with the Allocation unless otherwise required by the applicable Legal Requirements.

       9.5 Survival of Tax Obligations. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the parties set forth in this Article IX shall be unconditional and absolute and shall remain in effect until the expiration of the applicable statutes of limitations relating to such obligations.

                                   ARTICLE X

                                OTHER COVENANTS

       10.1 Further Assurances. Seller and Buyer shall, from time to time after the Closing, at the other's reasonable request and without further consideration, execute and deliver or cause to be executed and delivered such other instruments of conveyance, assignment and transfer and take such other action as the other reasonably may require in order more effectively to convey, transfer to and vest in the other, and to put the other in possession of the consideration to be received by the other hereunder.

       10.2 Confidentiality. Any non-public information of either party that such party may disclose (the "Disclosing Party") to the other party (the "Recipient Party") in connection with this Agreement shall be maintained as confidential by the Recipient Party and, unless and until Closing shall occur and for a two year period thereafter, Recipient Party shall not disclose any such information to any other Person (other than its directors, officers and employees, and representatives of its advisers and lenders whose knowledge thereof is necessary in order to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of the Disclosing Party; provided that (i) the Recipient Party may use and disclose any such information once it has been publicly disclosed (other than by the Recipient Party in breach of its obligations under this Section) or that rightfully has come into the possession of the Recipient Party (other than from the

Disclosing Party), and (ii) to the extent that the Recipient Party may, in the reasonable judgment of its counsel, be compelled by Law to disclose any of such information, the Recipient Party may disclose such information if it shall have used all reasonable efforts, and shall have afforded the Disclosing Party the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed. In the event of termination of this Agreement, the Recipient Party shall use all reasonable efforts to cause to be delivered to the Disclosing Party, and retain no copies of, any documents, work papers and other materials obtained by the Recipient Party or on its behalf from the Disclosing Party, whether so obtained before or after the execution hereof.

                                   ARTICLE XI

                                 MISCELLANEOUS

       11.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and effective (i) upon receipt if delivered in person, (ii) the next business day if delivered by facsimile, (iii) one business day after deposit prepaid with a national overnight express delivery service (e.g., Federal Express, UPS or Airborne) or (iv) three business days after deposit in the United States mail (registered or certified mail, postage prepaid, return receipt requested)

              If to Seller, to:

                     West Alabama Cellular Telephone Company, Inc.
                     c/o Tina Chang
                     1359 Ada Street
                     Berkeley, California 94702
                     Fax No.: (510) 528-8945

              with copies to:

                     Fleischman and Walsh, L.L.P.
                     1400 Sixteenth Street, N.W.
                     Washington, D.C. 20036
                     Attn: Jeffry L. Hardin
                     Fax No.: (202) 265-5706

              and if to Buyer, to:

                     Mississippi One Cellular Telephone Company
                     CM Tower, Suite 1495
                     One Lakeshore Drive
                     Lake Charles, Louisiana 70629
                     Attn: Robert Piper
                     Fax No.: (318) 439-0769
              with a copy to:

                     Lukas, McGowan, Nace & Gutierrez
                     1111 Nineteenth Street, N.W.
                     Suite 1200
                     Washington, D.C. 20036
                     Attn: Thomas Gutierrez
                     Fax No.: (202) 842-4485

or such other address as specified by the parties in writing from time to time.

       11.2   Termination of the Agreement.

              (a) Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time on or prior to the Closing
       Date:

                     (i)    By mutual agreement of Seller and Buyer in writing;

                     (ii) By either party, if the other party is in material breach or default of its respective covenants, agreements, or other obligations herein, or if any of its representations herein is not true and accurate in all material respects when made or when otherwise required by this Agreement to be true and accurate, so long as the terminating party is not in material breach or default of its respective covenants, agreements or other obligations hereunder; provided, however, that (A) the breaching party is given prompt written notice providing a reasonably detailed explanation of the facts and circumstances surrounding such breach, and (B) subject to Section 3.21, the breaching party fails to cure such breach to the reasonable satisfaction of the non-breaching party within thirty (30) days of receiving such notice of its breach or, if such breach cannot be cured, to agree to fairly compensate the non-breaching party for such breach to the reasonable satisfaction of the non-breaching party.

                     (iii) By Seller, upon fifteen (15) days written notice to Buyer, in the event that a judgment, decree, injunction, rule or order of any court of competent jurisdiction or other legal authority has been entered against Seller purporting to enjoin or otherwise prevent the Closing of the transactions contemplated by this Agreement, and, notwithstanding the reasonable best efforts of Seller to dissolve such judgment, decree, injunction, rule or order by appeal, such judgment, decree, injunction, rule or order remains in effect; or

                     (iv) By Buyer, upon fifteen (15) days written notice to Seller, in the event that a judgment, decree, injunction, rule or order of any court of competent jurisdiction or other legal authority has been entered against Buyer purporting to enjoin or otherwise prevent the Closing of the transactions contemplated by this Agreement, notwithstanding the reasonable best efforts of Buyer to dissolve such judgment, decree, injunction, rule or order by appeal, such judgment, decree, injunction, rule or order remains in effect.

              (b) If this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, this Agreement will become void and of no further force and effect, except for the provisions of this Section 11.2, Section 10.2 and Article XI. Termination of this Agreement pursuant to Section 11.2(a) (ii) shall not limit or impair any remedies that Seller or Buyer may have with respect to a breach or default by the other of its covenants, agreements or obligations hereunder.

       11.3 Specific Performance; Remedies Cumulative. Seller and Buyer each acknowledges that, if it is in material breach or default of its covenants, agreements or obligations hereunder, the other party would be irreparably damaged by such breach or default and that, in addition to the other remedies that may be available in law or equity, such party shall be entitled to specific performance of this Agreement and injunctive relief. Subject only to the express provisions of Sections 8.4 and 8.5 and the proviso set forth at the end of Sections 8.1 and 8.2, all rights and remedies under this Agreement are cumulative of, and not exclusive of, any rights or remedies otherwise available, and the exercise of such rights or remedies shall not bar the exercise of any other rights or remedies.

       11.4 Bulk Transfer Law. The consummation of the transactions contemplated by this Agreement are not subject to the provisions of any bulk transfer law, bulk transfer tax law or any similar law of any jurisdiction. However, if subsequent to the Closing and during the term of the Escrow Agreement it is determined that payments are due under a bulk transfer law or tax, such payment shall be deducted from the closing escrow amount provided for in Section 2.5.

       11.5 Press Release. Neither Buyer nor Seller shall make any public announcement nor issue any press release regarding the transactions set forth herein without the prior approval of the other, which approval shall not be withheld unreasonably.

       11.6 Amendments. This Agreement may be amended or modified only by a written instrument executed by the parties hereto.

       11.7 Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own expenses

(including, without limitation, the fees and expenses of its agents, representatives, counsel and accountants) incidental to the negotiation, preparation, execution and performance of this Agreement.

       11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       11.9   Parties in Interest: No Assignment.

              (a) This Agreement shall inure to the benefit of and be binding upon Seller and Buyer and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement. Notwithstanding the foregoing, the rights and responsibilities of Seller and Buyer under this Agreement may not be assigned (by operation of law or otherwise), except as otherwise provided by paragraph (b) below, without the prior written consent of the other party hereto.

              (b) Buyer may assign its rights and obligations under this Agreement to an affiliate without the prior written consent of Seller if Buyer makes application with the FCC for pro forma assignment of the Licenses to such affiliate and the assignment is approved by the FCC prior to the Closing Date; provided that no such assignment shall in any way operate to relieve the assigning party of its obligations under this Agreement, and provided further that the assigning party agrees to cause such affiliate to specifically assume and perform the Assumed Liabilities, and shall be jointly and severally liable for any non-performance thereof.

              (c) Upon the sale, assignment or transfer by Buyer of the Assets to a non-affiliated party other than in the ordinary course of business, Seller's representations and warranties and indemnification obligation for breach thereof shall terminate.

       11.10 Applicable Law. The rights and obligations of the parties hereto shall be construed under and governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state. In accordance with Title 6, Section 2708 of the Delaware Code Annotated, each party hereby submits to the jurisdiction of the courts of Delaware and agrees to be served with legal process from any of such courts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may have, whether now or in the future, to the laying of venue in, or to the jurisdiction of, any of such courts for the purpose of any such suit, action, proceeding or judgment and further waives any claim that such suit, action, proceeding or judgment has been brought in an inconvenient forum.

       11.11 Waiver. Except as otherwise provided in the provisos set forth in Sections 8.1 and 8.2, no provision in this Agreement shall be deemed waived by course of conduct, unless such waiver is in writing signed by the parties and stating specifically that it was intended to modify this Agreement. Any waiver by either party hereto of any term, provision, or condition of this Agreement shall be effective only if and to the extent specified in writing by such party, and no single waiver of any right or obligation hereunder shall be construed to constitute a voluntary waiver unless expressly provided as such.

       11.12 Interpretation. Each party has reviewed and been represented by counsel in the negotiation of this Agreement, and no question of construction shall be resolved by any rule of interpretation providing for interpretation against the drafting party. Section headings contained herein are descriptive only and shall have no legal effect.

       11.13 Entire Agreement. This Agreement and the exhibits and schedules attached hereto constitute the entire agreement between the parties governing the matters addressed herein. No prior agreement or representation, whether oral or written, shall have any force or effect thereon.





                     [This space intentionally left blank].

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                    WEST ALABAMA CELLULAR TELEPHONE COMPANY,
                                    INC.




                                    By:
                                       -----------------------------------
                                       Name:  Tina Chang
                                       Title: President




                                    MISSISSIPPI ONE CELLULAR TELEPHONE COMPANY


                                    By:
                                       -----------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------





                               [Signature Page to
                  Asset Purchase Agreement for Alabama #3 RSA]

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES:
----------

Schedule 2.2            Other Excluded Assets
Schedule 2.5            Buyer Credits
Schedule 3.1            Shareholders of Seller
Schedule 3.3            Conflicts
Schedule 3.6            Absence of Adverse Changes
Schedule 3.7            Liens and Title Exceptions
Schedule 3.8(a)         Operating Assets to be Acquired "As-Is"
Schedule 3.8(b)         Operating Assets in Good Condition
Schedule 3.9            Real Property
Schedule 3.10           Licenses
Schedule 3.11           Contracts; Third Party Consents
Schedule 3.12           Litigation
Schedule 3.13           System Coverage; Cell Sites
Schedule 3.15           Insurance
Schedule 3.17           Tax Matters
Schedule 3.18           Employee Information
Schedule 3.20           Compliance with Laws
Schedule 3.23           Intellectual Property
Schedule 3.25           Articles of Incorporation and Bylaws of Seller
Schedule 5.5(c)         Outstanding Liabilities
Schedule 5.5(g)         Permitted Changes in Customer Policies
Schedule 6.2(g)         Permitted Barter Customers


EXHIBITS:
---------

Exhibit 2.5             Closing Escrow Agreement
Exhibit 5.11            Marketing Services Agreement
Exhibit 6.2(g)          Opinion of Seller's Counsel
Exhibit 7.2(a)          Bill of Sale and Assignment and Assumption Agreement
Exhibit 7.2(k)          Noncompete and Confidentiality Agreement
Exhibit 7.2(l)          Release and Waiver from Texas 16

                   WEST ALABAMA CELLULAR TELEPHONE COMPANY



                                    [MAP]

                         PHASE 1 UNSERVED AREA FILING

                           Approved by OMS   FOR
                                3060-0438    USE          309-A
                           Expires 10/31/94  Only
                                            ------------------------------------

                      FEDERAL COMMUNICATIONS COMMISSION
                            Washington, D.C. 20554

        Transmittal Sheet for Cellular Applications for Unserved Areas

(Read Instructions on Back Before Completing: Also See Notice for Information Regarding Public Burden Estimate)
--------------------------------------------------------------------------------
1(a) Legal Name of Applicant (If person list last name first. Name must be same as it appears on FCC Form 49_.

      WEST ALABAMA CELLULAR TELEPHONE COMPANY
--------------------------------------------------------------------------------
(b) Mailing Street Address or P.O. Box Number Line 1 - Maximum 35 characters. Continue on Line 2 below if required.

      2114 Hillcrest Road
--------------------------------------------------------------------------------
(c)   Mailing Street Address or P.O. Box Number (continued) Line 2

------------------------------------------------------------------------------------------------------------------------
(d)   City           (e) State    (f) Zip Code   (g) Call Sign (if applicable)       (h) (Area Code) Telephone No.

      SAN PABLO           CA           94806          KNKN716                            (510)  235-0632
------------------------------------------------------------------------------------------------------------------------

2. Fee Data. Refer to the Common Carrier Services Fee Filing Guide for fee information.


<Caption
    (A)                  (B)                      (C)
---------------     --------------       ----------------------                  ------------------
 FEE TYPE CODE       FEE MULTIPLE         FEE DUE FOR FEE TYPE                    FOR FCC USE ONLY
                                           CODE IN COLUMN (A)         REMIT      ------------------
---------------     --------------       ----------------------       THIS
 c    m     c              1                   $265.00             <<AMOUNT
---------------     --------------       ----------------------                  ------------------

--------------------------------------------------------------------------------
3. Markets In Which Calls for Proposed Unserved Areas Are Located (Only One System Per Application)
--------------------------------------------------------------------------------
  (a) Market No. and Block           (c) Market Name
--------------------------------------------------------------------------------
  (1)       309  A                       ALABAMA 03 - LAMAR
--------------------------------------------------------------------------------
  (2)
--------------------------------------------------------------------------------
  (3)
--------------------------------------------------------------------------------
  (4)
--------------------------------------------------------------------------------
4.    Certification
  I hereby certify that this application for a cellular authorization is complete in every respect and contains all of the information required by FCC Form 401 and the Commission's cellular application rules. I acknowledge that, if upon Commission Inspection, this certification is shown to be incorrect, this application shall be dismissed without further consideration.
  I also certify that the applicant is the real party in interest in this application and there are no agreements or understandings, other than those specified in this application, which provide that someone other than the applicant shall have an interest or direct interest. It is also certified that the applicant intends to construct and operate the station as proposed and that there are no agreements or understandings that are inconsistent with that intent.
  I declare, under penalties of perjury, that I am the authorized representative of the above-named applicant in the above entitled matter, that I have read the foregoing certificates, and the matter and things therein signed are true and correct.
--------------------------------------------------------------------------------
Date Signed                  Typed/Printed Name             Signature

   07/24/95                       TINA CHANG                /S/ TINA CHANG
--------------------------------------------------------------------------------
Typed/Printed Title

                       PRESIDENT
--------------------------------------------------------------------------------
5. Contact Representative. Indicate the name, mailing address, and telephone number of person to contact, if other than applicant.
--------------------------------------------------------------------------------
Name (Last name, first)
     BARNETT, CLIFFE
--------------------------------------------------------------------------------
Firm or Company Name, if any
     THE RICHARD L. VEGA GROUP
--------------------------------------------------------------------------------
Mailing Street Address or P.O. Box, City, State and ZIP Code
     235 HUNT CLUB BLVD., LONGWOOD, FL  32779

(Area Code) Telephone Number
     (407)  682-7104
--------------------------------------------------------------------------------
FCC 464
January 199?

FCC                                                 ?     ?     FCC Use Only
                                                    ?     ?     (File Number)
Main Form     FEDERAL COMMUNICATIONS COMMISSION     ?     ?
                                                    ?     ?
                                                    ?     ?
                                                                =============
 Application for Mobile Radio Service Authorization
      or Rural Radiotelephone Service Authorization
----------------------------------------------------            =============

                                  FILING FEE


===========================================================================================================================

 (a) Fee Type   (b) Fee Multiple  (c) Fee Data for Fee Type Code ? (?)   (d) Total Amount Due   FEE Use Only
 Code
---------------------------------------------------------------------------------------------------------------------------
     CMC                                 $265.00                               $265.00
===========================================================================================================================

                                                             APPLICANT
---------------------------------------------------------------------------------------------------------------------------
 1.   Legal Name of applicant                                      2. Voice Telephone Number
          WEST ALABAMA CELLULAR TELEPHONE COMPANY                     (510) 235-0632
---------------------------------------------------------------------------------------------------------------------------
 3.   Assumed Name Used for Doing Business (if any)                4. Fax Telephone Number
                                                                      (510) 236-7183
---------------------------------------------------------------------------------------------------------------------------
 5.   Mailing Street Address or P.O. Box   2114 HILLCREST ROAD
      Attention:  Arnold Leong
---------------------------------------------------------------------------------------------------------------------------
 6.   City                                                         7.  State       8.  Zip Code
          San Pablo                                                    CA                94806
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 9.   Name of Contact Representative (if other than applicant)    10. Voice Telephone Number
          CLIFFE BARNETT                                              (407) 682-7104
---------------------------------------------------------------------------------------------------------------------------
 11.  Firm or Company Name                                        12. Fax Telephone Number
          RICHARD L. VEGA GROUP                                       (407) 682-7144
---------------------------------------------------------------------------------------------------------------------------
 13.  Mailing Street Address or P.O. Box
          235 HUNT CLUB BOULEVARD, SUITE 101
---------------------------------------------------------------------------------------------------------------------------
 14.  City                                                        15. State        16. Zip Code
          LONGWOOD                                                    FL               32779
---------------------------------------------------------------------------------------------------------------------------


                                                      CLASSIFICATION OF FILING
---------------------------------------------------------------------------------------------------------------------------
 17.  This filing is a (??)  (N)  New Application     Amendment to a pending application
---------------------------------------------------------------------------------------------------------------------------
 18.  Does the applicant believe that this filing should be described as ??MOOR under 47 U.S.C. Sec 308?  (N)
      Yes   No  Does not apply
---------------------------------------------------------------------------------------------------------------------------
 19.  If not ?? under 47 U.S.C. Sec. 308, classification for purposes of competitive bidding (I)    ?       ?      ?
---------------------------------------------------------------------------------------------------------------------------
 20.  If this filing is in reference to an existing station:   21. If this filing is an amendment to a pending application:
      Call sign of                                                 File number of
      existing station:    KNKN716                                 Pending application      Date Filed:
---------------------------------------------------------------------------------------------------------------------------


                                                         NATURE OF SERVICE
---------------------------------------------------------------------------------------------------------------------------
 22.  This filing is for authorization to provide or use the ??   ?? of radio services:
             (C)  Commercial mobile      Private mobile   Both Commercial and Private mobile    ?
---------------------------------------------------------------------------------------------------------------------------
 23.  Users are or will be:   (P) Public   ?         ?       24.  Status  (P)  Profit   Not for profit
---------------------------------------------------------------------------------------------------------------------------
 25.  Interconnected services?  (Y)  Yes  No   26.  Radio Service code: (CL)   27.  Type of corporation code:  (TT)
---------------------------------------------------------------------------------------------------------------------------

FCC 600 - ?
January

                             ENVIRONMENTAL POLICY
--------------------------------------------------------------------------------
28. Would a Commission grant of any proposal in this application or amendment have a significant environmental effect as
    defined by 47 CFR 1.13077                                        (N) Yes  No
    * If "yes", attach environmental ___as reported by 47 CFR            -    -
    1.13077 and 47 CFR 1.1311.
--------------------------------------------------------------------------------

                                ALIEN OWNERSHIP
--------------------------------------------------------------------------------
29. Is the applicant a foreign government or the representative
    of any foreign government?                                       (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
30. Is the applicant an alien or the representative of an alien?     (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
31. Is the applicant a corporation organized under the laws of
    any foreign government?                                          (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
32. Is the applicant a corporation of which any officer or
    director is an alien or of which more than one-fifth of the capital stock is owned of record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a
    foreign country?                                                 (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
33. Is the applicant a corporation directly or indirectly
    controlled by any other corporation of which any officer or more than one-fourth of the directors are aliens, or of which more than one-fourth of the capital stock is owned of record or vested by aliens, their representatives, or by a foreign government or representative thereof, or by any corporation
    organized under the laws of a foreign country?                   (N) Yes  No
    * If "yes", attach ____ and ____ of other or foreign                 -    -
    ownership or ____.
--------------------------------------------------------------------------------

                             BASIC QUALIFICATIONS
--------------------------------------------------------------------------------
34. Has the applicant or any party to this application or
    amendment had any FCC station authorization, license or
    construction permit revoked or had any application for an
    ___, modification or renewal of FCC station authorization,
    license, construction permit denied by the Commission?           (N) Yes  No
    * If "yes", attach exhibit ____                                      -    -
--------------------------------------------------------------------------------
35. Has the applicant, or any party to this application or
    amendment, or any party directly or indirectly controlling the applicant ever been convicted of a felony by any state or
    federal court?                                                   (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
36. Has any court finally adjudged the applicant, or any person directly or indirectly controlling the applicant, guilty of unlawfully monopolizing or attempting unlawfully to
    monopolize ____ communication, directly or indirectly,
    through control of manufacture or sale of ____ or any other
    means or unfair methods of competition?                          (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
37. Is the applicant, or any person directly or indirectly
    controlling the applicant, currently a party in any pending
    matter referred to in the preceding two items?                   (N) Yes  No
                                                                         -    -
--------------------------------------------------------------------------------
38. Does the undersigned certify (by responding "Y" to this
    question), that neither the applicant nor any other party to the application is subject to a denial of Federal benefits that includes FCC benefits pursuant to Section 6301 of the
    Anti-Drug Abuse Act of 1986, 21 U.S.C. Section 862, because of a conviction for possession or distribution of a
    controlled substance?                                            (Y) Yes  No
    *See 47 CFR 1.3__ for the meaning of "party to the                   -    -
    application" for these purposes.
--------------------------------------------------------------------------------

                                 CERTIFICATION
--------------------------------------------------------------------------------
    The APPLICANT waives any claim to the use of any particular ___ of the electromagnetic spectrum as ___ the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization to ___with this application. The applicant certifies that grant of this application would not cause the applicant to ___violation of the spectrum aggregation limit in 47 CFR Part 20. All statements made ____ for the applicant, hereby certifies that all statements made in this application and in all attached exhibits are true, complete and correct to the best of his or her knowledge and belief, and are made in good faith.
--------------------------------------------------------------------------------
38. Applicant is a (an)   (C)    Individual        Unincorporated Association
                                 -                 -
                                         Partnership     Corporation
                                         -               -
                                               Governmental Entity
                                               -
--------------------------------------------------------------------------------
40. Typed Name of Person Signing       41. Title
       TINA CHANG                                   PRESIDENT
--------------------------------------------------------------------------------
42. Signature                                  43. Date
       /s/ TINA CHANG                                    07/24/95
--------------------------------------------------------------------------------
WILLFUL FALSE STATEMENTS MADE ON THIS FORM ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. Code, Title 18, Section 1001), AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. Code, Title 47, Section 312(a)(1)), AND/OR FORFEITURE (U.S. Code, Title 47, Section 683).
--------------------------------------------------------------------------------

                                    [MAP]

                       ENGINEERING AND COVERAGE STATEMENT
                               FOR AL03 RSA #309A
                              PHASE I APPLICATION


Herein is a proposed modification of an existing cell site for a Phase I application for the Alabama 03 non-wireline cellular market. The proposed modification consists of an additional antenna at an existing cell site near Vernon, Alabama. This additional antenna creates a SAB that extends into area that was previously unserved within the AL03A market. The remainder of the cell site SAB is within previously authorized AL03A CGSA. This Phase I application is made by West Alabama Cellular Telephone Co., the existing non-wireline operator in the Alabama 03 market, therefore, in accordance with
22.951 of the Rules, the minimum coverage requirement of 50 square miles is waived.

The SAB of the cell site was derived from the formula contained in 47 CFR 22.911(a)(1) of the Rules. A 1:500,000 scale full sized map is included as
Exhibit I with this notification along with a 8.5" x 11" reduced copy of this map is included as Exhibit II of this notification. A contour calculation sheet are included as page 2 of this Exhibit. Page 3 of this Exhibit is the antenna pattern for the cell site. Included as Page 4 of this Exhibit is a tower profile. In accordance with 22.953(b) of the Rules, because West Alabama Cellular Telephone Company is an existing operator, Exhibits IV through X are excluded from this filing.

The frequencies for this cell site has been previously coordinated with those operators within 75 miles of the cell site in accordance with the Commission's Rules.

                 CELLULAR TRANSMIT & CONTOUR ANALYSIS PROGRAM


CLIENT NAME:       WEST ALABAMA CELLULAR
MSA/RSA NAME:      AL-03

CELL NUMBER:             CELL 9         REF. NO.:   AL03C9.151
CELL LOCATION:           VERNON         File No.:   AL3VERNON
SITE ELEVATION (ft. AMSL):    405       LATITUDE:   33-45-37
SITE ELEVATION (in. AMSL):    123.4     LONGITUDE:  66-2-46


                              TRANSMIT ANALYSIS

                                           Watts        ???
                         PA OUTPUT:         26.4     -15.786
       LOSSES

                          ATTENUATOR                   0.000
                        COMBINER            14.8       2.500
                          FILTER                       0.800
                         COUPLER                       0.100
                    LOWER JUMPER                       0.530 10' F8J4-60B
                TRANSMITTER COAX                       2.232 360 Degrees HJ7-60A
                    UPPER JUMPER                       0.530 10' F8J4-60B
       GAINS
                    ANTENNA GAIN                       16.00
                                         -------------------

                    TRANSMIT ERP         225.0        -6.476



                                 ANTENNA DATA


ANTENNA TYPE:          KATHREIN 740-215
BEAM WIDTH:                  46
MAIN LOBE:                  355

                           AGL     AMSL
ANTENNA C/R(ft):           350      755
ANTENNA T/P(ft):         353.3    758.3
ANTENNA C/R(m):          106.7    230.1
ANTENNA T/P(m):          107.7    231.1


                              PREDICTED COVERAGE


<Capion>
              2-10 MI           3-16                                                   SAB     SAB
 AZIMUTH      AVG ELEV        AVG ELEV          HAAT    HAAT    TX ERP  TX ERP         DIST.   DIST.
(Degrees)       (ft)             (m)            (ft)     (m)      (W)    (??)          (ml)     (?)

  6             461             140.5           294     89.6    219.6    -6.58          18.1    29.2
 45             513             156.4           242     73.8     10.0   -19.56          10.0    16.2
 90             470             143.3           265     86.9      2.8   -25.58           8.5    13.7
135             404             123.1           351    107.0      0.5   -33.47           6.7    10.8
180             362             116.4           373    113.7      0.5   -33.47           6.9    11.0
225             341             103.9           414    126.2      0.7   -31.78           7.6    12.2
270             333             101.5           422    126.6      2.7   -25.08           9.7    15.6
318             409             124.7           346    105.5     17.5   -17.58          12.5    20.1
                --------------------------------------------
    AVERAGES    414             124.2           341    103.9

                                   [GRAPH]







--------------------------------------------------------------------------------

MAJOR LOBE ORIENTATION                          KATHREIN
                                                ANTENNA MODEL 740 215
   355 degrees   TRUE

--------------------------------------------------------------------------------
                          MAXIMUM ANTENNA GAIN 16 dB

                                  [DIAGRAM]
















GROUND ELEVATION:  123.4 m   AMSL
                   -------

-------------------------------------------------------------------------------------------------------------------------------
                                                  FEDERAL COMMUNICATIONS COMMISSION
   FCC                                            Administrative Information
   600                                             Personal Communications Service
                                                   Cellular Radiotelephone Service
                                                  Paging and Radiotelephone Service
   Schedule A                                       Rural Radiotelephone Service                         FCC USE ONLY
                                                   Offshore Radiotelephone Service
                                                  Air-ground Radiotelephone Service
-------------------------------------------------------------------------------------------------------------------------------

                              PURPOSE OF FILING
-------------------------------------------------------------------------------
                                MAJOR
                                -----

                                A  request an initial authorization for a new
                                   system or station; additional channels or
                                   spectrum (all)
                                B  request authorization or amend a pending
                                   application to change a channel or channel
                                   block (all)
                                C  request a partial assignment of a radio
                                   station authorization (all)
                                D  request authorization for facilities for
                                   which environmental assessment is required
                                   (all)
                                E  request authorization for facilities for
   A1.  The purpose of this        which international coordination is
        filing is to:              required (all)
                                F  request a developmental authorization (CD,
                                   CL, CR)
                                G  request regular authorization for
  (            A            )      facilities operating under developmental
                                   authority (CD, CL, CR)
                                H  amend a pending application to
 Enter one or more letters         substantially change the technical proposal
 that correctly describe the       (CD, CR)
 purpose of this filing.        I  request authorization for a cellular
                                   facility that would produce a de minimis
                                   SAB extension (CL)
                                J  amend a pending application to modify a
                                   CGSA to include area not previously
                                   proposed (CL)
                                K  request that a CGSA boundary be determined
                                   using an alternative method (CL)
                                L  request authorization for a new or expanded
                                   service area on a requested channel (CD)
                                M  request authorization for one or more new
                                   or relocated fixed stations (CD)
                                N  request authorization to increase the ERP
                                   and/or antenna height AAT of a fixed station
                                   (CD)
                                O  request authority to provide commercial
                                   paging service using a broadcast station subcarrier (CD)
                                P  request authorization for a Commercial
                                   Aviation ground station location to be
                                   established (CG)
                                Q  request authorization for a new or
                                   relocated General Aviation ground station
                                   (CG)
                                R  request authorization for a new/relocated
                                   rural/offshore central office-inter-office station (CR, CO)

                                MINOR
                                -----

                                S request authorization for one or more minor change(s) to an existing system or station
                                   (all)
                                T  effect a minor amendment of a pending
                                   application (all)
                                U  request an extension of time to complete
                                   construction of one or more facilities (all)
                                V  request authorization for a new or
                                   relocated rural or offshore subscriber
                                   station (CR, CO)
                                W request to consolidate separately authorized facilities (all)
-------------------------------------------------------------------------------


                             MARKET/CHANNEL BLOCK

-------------------------------------------------------------------------------------------------------------------------------
A2.  Market Designator     A3.  Channel Block     A4.  Sub-market Designator     A5.  Market Name
          309                       A                           1                  ALABAMA 03 - LAMAR
-------------------------------------------------------------------------------------------------------------------------------







                                                        CONTROL POINTS
------------------------------------------------------------------------------------------------------------------------------
    A6.                             A7.                            A8.                     A9.
Control Point                    Location                   Telephone Number           Action Requested
  Number           Street Address, City or Town, State                                  Add     Delete
                                                                                        -       -
------------------------------------------------------------------------------------------------------------------------------
                                                             (    )
------------------------------------------------------------------------------------------------------------------------------
                                                             (    )
------------------------------------------------------------------------------------------------------------------------------
                                                             (    )
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FCC                                             FEDERAL COMMUNICATIONS COMMISSION
600
Schedule C                                               Technical Data
                                                    (Block Channel Assignment)


                                                  Cellular Radiotelephone Service                                FCC Use Only
                                                  Personal Communications Service (???)
                                         Air-ground Radiotelephone Service (Commercial ??)
------------------------------------------------------------------------------------------------------------------------------------

                                   LOCATION

-----------------------------------------------------------------------------------------------------------------------------------
C1.  Action Requested (M)  Add  Delete  Modify          C2.  FCC Location Number  (Key to Schedule P)    009
------------------------------------------------------------------------------------------------------------------------------------
C3.  Street Address or other Description of Location
     3.6 MILES @ 87 DEGREES FROM VERNON
------------------------------------------------------------------------------------------------------------------------------------
C4.  City
       VERNON
------------------------------------------------------------------------------------------------------------------------------------
C5.  County                                                                                 C6.  State
     LAMAR                                                                                        AL
------------------------------------------------------------------------------------------------------------------------------------
C7.  NAD 27  North Latitude                  C8.  NAD 27  West Longitude                    FCC Use Only
             (DD-MM-SS)                               (DDD-MM-SS)

     33 degrees   45 feet    37 inches       088 degrees   02 feet     48 inches
--------------------------------------------------------------------------------------------
C9.  NAD 83   North Latitude                 C10.  NAD 83   West Longitude
              (DO-MM-SS)                                    (DDD-MM-SS)

          degrees     feet      inches           degrees       feet       inches
    -----          ---       ---             ----           ---       ----
------------------------------------------------------------------------------------------------------------------------------------

???? changing antenna location, provide coordinates, FCC location number and datum for old location:

------------------------------------------------------------------------------------------------------------------------------------
C11.      North Latitude                     C12.  West Longitude                           C13.  FCC Location Number
           (DD-MM-SS)                              (DDD-MM-SS)
                                                                                        -------------------------------------------
          degrees     feet      inches           degrees       feet       inches            C14.  Datum (HAO 27 or NAD 83)
    -----          ---       ---             ----           ---       ----
------------------------------------------------------------------------------------------------------------------------------------

                                                        TECHNICAL PARAMETERS

------------------------------------------------------------------------------------------------------------------------------------
C15.  Height of Antenna Center of Radiation AAT (metered)     C16.  Height to Top of Antenna AGL        C17.  Maximum ERP
                     106.7                                                 107.7                                 225.0
------------------------------------------------------------------------------------------------------------------------------------

                                                            RADIAL DATA

------------------------------------------------------------------------------------------------------------------------------------
Azimuth                C18.  Antenna Height        C19.  Transmitting ERP      C20.  Distance to SAB        C21.  Distance to CGSA
(degrees from            (AAT (metered)                        (??)                     (??)                             (??)
 true North)
------------------------------------------------------------------------------------------------------------------------------------
        0                       89.6                            219.8                   29.2                            29.2
------------------------------------------------------------------------------------------------------------------------------------
       45 degrees               73.8                             10.0                   16.2                            25.1
------------------------------------------------------------------------------------------------------------------------------------
       90 degrees               86.9                              2.8                   13.7                            44.7
------------------------------------------------------------------------------------------------------------------------------------
      135 degrees              107.0                              0.5                   10.8                            45.2
------------------------------------------------------------------------------------------------------------------------------------
      180 degrees              113.7                              0.5                   11.0                           213.8
------------------------------------------------------------------------------------------------------------------------------------
      225 degrees              126.6                              0.7                   12.2                            42.1
------------------------------------------------------------------------------------------------------------------------------------
      270 degrees              128.6                              2.7                   15.6                            15.6
------------------------------------------------------------------------------------------------------------------------------------
      315 degrees              105.5                             17.5                   20.1                            20.1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FCC                                              FEDERAL COMMUNICATIONS COMMISSION
600                                                         SCHEDULE F
                                                      Antenna Structure Data
                                                          (ALL SERVICES)
                                                                                                             -----------------------
                                                                                                                  FCC Use Only
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Licensee Name                                Radio Service                    Call Sign or Station Location (City, State)
WEST ALABAMA CELLULAR TELEPHONE CO.              CL                                         KNKN716
------------------------------------------------------------------------------------------------------------------------------------

                      STATUS AND IDENTIFYING INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
            F1            F2                   F3              F4                          F5
LOC      Location         New             Call Sign of        Radio            Tower Owner's Name and Telephone Number
          Number          or            Existing Station     Service
                        Existing
------------------------------------------------------------------------------------------------------------------------------------
A           009            E            KNKN716                 CL      WEST ALABAMA CELLULAR TELEPHONE (510) 235-0632
------------------------------------------------------------------------------------------------------------------------------------
B
------------------------------------------------------------------------------------------------------------------------------------
C
------------------------------------------------------------------------------------------------------------------------------------
D
------------------------------------------------------------------------------------------------------------------------------------
E
------------------------------------------------------------------------------------------------------------------------------------
F
------------------------------------------------------------------------------------------------------------------------------------


                           STRUCTURE TYPE AND HEIGHT

------------------------------------------------------------------------------------------------------------------------------------
               F6.                                                      F8.                     F9                    F10.
LOC          Figure                 F7.                         Height of Support       Overall Height of             FCC
             Number            Structure Type                     Structure (b)           Structure (d)         Tower Number
         (see reverse)                                              (metered)               (metered)
------------------------------------------------------------------------------------------------------------------------------------
A       003             TOWER            SITE ELEV.: 123.4m             147.8                   149.8
------------------------------------------------------------------------------------------------------------------------------------
B
------------------------------------------------------------------------------------------------------------------------------------
C
------------------------------------------------------------------------------------------------------------------------------------
D
------------------------------------------------------------------------------------------------------------------------------------
E
------------------------------------------------------------------------------------------------------------------------------------
F
------------------------------------------------------------------------------------------------------------------------------------


                               FAA NOTIFICATION

------------------------------------------------------------------------------------------------------------------------------------
LOC           F11.                    F12.
             FAA                   Date FAA                                F13.                               F14.
            notified?          Notification Filed               FAA Regional Office Notified            FAA Study Number
            Yes   No
------------------------------------------------------------------------------------------------------------------------------------
A              N
------------------------------------------------------------------------------------------------------------------------------------
B
------------------------------------------------------------------------------------------------------------------------------------
C
------------------------------------------------------------------------------------------------------------------------------------
D
------------------------------------------------------------------------------------------------------------------------------------
E
------------------------------------------------------------------------------------------------------------------------------------
F
------------------------------------------------------------------------------------------------------------------------------------

                                SCHEDULE 3.15

                                  INSURANCE

                              [SUMMARY ATTACHED]

                           ARTICLES OF INCORPORATION
                                       OF
                 WEST ALABAMA CELLULAR TELEPHONE COMPANY, INC.

        The undersigned, acting as incorporator of a corporation under the Code of Alabama, adopt the following Articles of Incorporation for such corporation:

        FIRST: The name of the corporation is West Alabama Cellular Telephone Company, Inc.

        SECOND: The period of its duration is perpetual.

        THIRD: The purpose or purposes for which the corporation is organized are: To engage in the cellular telephone business.

        FOURTH: The aggregate number of shares which the corporation shall have authority to issue is: Five Thousand (5,000) shares of One Dollar ($1.00) par value common stock.

        FIFTH: The address of the initial registered office of the corporation is: 2024 Myrtlewood Drive, Montgomery, Alabama 26111, and the case of the initial registered agent at such address is Dede Harbin.

        SIXTH: The number of directors constituting the initial board of directors of the corporation is Two (2), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

        Name                                    Address
        ----                                    -------

        John Lee                214 Overhill Road, Orinda, California 94563

        Tina Chang              E1 Carrito Plaza Professional Building,
                                Suite 115, El Carrito, California 74330

        SEVENTH: The name and address of each incorporator is:

        Name                                    Address
        ----                                    -------

        Dede Harbin             2094 Myrtlewood Drive, Montgomery, Alabama
                                24111

        DATED: January 30, 1991.

                                        /s/ DEDE HARBIN
                                        -------------------------------
                                        Dede Harbin, Incorporator

The State of Alabama   )
                       )    Probate Court
Montgomery County      )


I, Walker Hobbin, Jr., Judge of Probate in and for the said County, in said State, hereby certify that the wishes and foregoing pages are a full, true and complete copy of ARTICLES OF INCORPORATION, WEST ALABAMA CELLULAR TELEPHONE COMPANY, INC. as fully and completely as the same appears of record is this office in Bank No. 168 of Corporation at page 152.


                                    Given under my hand and official seal this
                                                  7th day of February, AD 1991

                                                        [ILLEGIBLE]

                               Exhibit 7.2(1)
                         to Asset Purchase Agreement
                          dated as of March 4, 1996
                                   between
                  West Alabama Cellular Telephone Company, Inc.
                                     and
                 Mississippi One Cellular Telephone Company


                        RELEASE AND WAIVER OF CLAIMS



     Texas 16 Cellular Telephone Company, a Texas corporation ("Texas 16"), by and through the undersigned, its duly authorized officer, hereby releases, relinquishes and waives any and all rights, title and interest in and to any and all properties or assets of West Alabama Cellular Telephone Company, Inc. ("West Alabama Cellular"), except for the tangible personal property described on Schedule A hereto. Further, Texas 16 hereby waives any and all claims and rights of action that it may have as of the date hereof against Mississippi One Cellular Telephone Company, as the purchaser of substantially all of West Alabama Cellular's properties and assets.

     This instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.

     IN WITNESS WHEREOF, Texas 16 has caused its duly authorized representative to execute this Release and Waiver of Claims below.


Dated:                  , 1996     TEXAS 16 CELLULAR TELEPHONE COMPANY
        ---------------




                                   By:
                                      -------------------------------